THE GABELLI ABC FUND

                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2000

         "GIVE A MAN A FISH AND YOU FEED HIM FOR A DAY.
         TEACH HIM HOW TO ARBITRAGE AND YOU FEED HIM FOREVER."
                - Warren Buffett

      [Graphic omitted of book cover "Deals...Deals...and More Deals]

TO OUR SHAREHOLDERS,

      At the end of the first quarter of 2000, long-dormant value stocks were finally attracting attention. The sharp technology stock correction, which began in the second week of March, revived the antiquated notion that the severely depressed stocks of high quality companies in out-of-favor industry groups might be an attractive alternative to the richly priced technology stocks. This all-but-forgotten concept gained credence as the previous drivers of the NASDAQ continued to plummet in April. However, investors quickly lost interest in the merits of value investing when technology stocks began rebounding in late May. By the end of the second quarter, all eyes were once again focused on technology stocks, leaving the rest of the market adrift. The Dow Jones Industrial Average ("DJIA") and Standard & Poor's 500 Index materially outperformed the NASDAQ Composite Index during the second quarter, but momentum had clearly shifted back to technology stocks at its close.

      While public market speculators remain ambivalent about fundamentally inexpensive, high quality companies in more prosaic businesses, the true connoisseurs of value--corporate acquirers and leveraged buyout groups--are aggressively taking advantage of the attractive merchandise in the market's discount bin. And, of course, value investors like us call this "our space."

      The ABC Fund's conservative portfolio mix of undervalued equities, U.S. Treasury securities, and risk arbitrage investments helped it to a respectable 2.28% return this quarter and an impressive 4.77% gain for the first six months of 2000.

INVESTMENT RESULTS (a)

--------------------------------------------------------------------------------------------------------------
                                                                          Quarter
                                                   -----------------------------------------
                                                     1st         2nd        3rd         4th          Year
                                                     ---         ---        ---         ---          ----
  2000:   Net Asset Value .....................     $9.67       $9.89       --           --           --
          Total Return ........................      2.4%        2.3%       --           --           --
--------------------------------------------------------------------------------------------------------------
  1999:   Net Asset Value .....................     $9.65      $10.20     $10.21        $9.44        $9.44
          Total Return ........................      0.6%        5.7%       0.1%         2.4%          9.0%
--------------------------------------------------------------------------------------------------------------
  1998:   Net Asset Value .....................    $10.64      $10.68     $10.16        $9.59        $9.59
          Total Return ........................      4.0%        0.4%      (4.9)%       11.9%         11.1%
--------------------------------------------------------------------------------------------------------------
  1997:   Net Asset Value .....................     $9.98      $10.45     $10.74       $10.23       $10.23
          Total Return ........................      1.4%        4.7%       2.8%         3.3%         12.8%
--------------------------------------------------------------------------------------------------------------
  1996:   Net Asset Value .....................    $10.10      $10.16      $9.77        $9.84        $9.84
          Total Return ........................      4.1%        0.6%       0.8%         2.2%          7.8%
--------------------------------------------------------------------------------------------------------------
  1995:   Net Asset Value .....................     $9.94      $10.14     $10.41        $9.71        $9.71
          Total Return ........................      3.9%        2.0%       2.7%         2.2%         11.2%
--------------------------------------------------------------------------------------------------------------
  1994:   Net Asset Value .....................    $10.12      $10.11     $10.42        $9.57        $9.57
          Total Return ........................      0.9%       (0.1)%      3.1%         0.6%          4.5%
--------------------------------------------------------------------------------------------------------------
  1993:   Net Asset Value .....................      --        $10.10     $10.63       $10.03       $10.03
          Total Return ........................      --          1.0%(b)    5.2%         2.6%          9.1%(b)
--------------------------------------------------------------------------------------------------------------


                    Dividend History
-------------------------------------------------------
Payment (ex) Date    Rate Per Share  Reinvestment Price
------------------   --------------  ------------------
December 27, 1999        $1.000          $ 9.32
December 28, 1998        $1.763          $ 9.50
December 29, 1997        $0.860          $10.17
December 27, 1996        $0.146          $ 9.83
September 30, 1996       $0.470          $ 9.77
December 28, 1995        $0.930          $ 9.71
December 28, 1994        $0.910          $ 9.52
December 31, 1993        $0.880          $10.03


--------------------------------------------------------------
        Average Annual Returns - June 30, 2000 (a)
        ------------------------------------------
  1 Year ......................................      7.36%
  3 Year ......................................     10.11%
  Life of Fund (b) ............................      9.86%
--------------------------------------------------------------

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on May 14, 1993.
--------------------------------------------------------------------------------

INVESTMENT PERFORMANCE

      For the second quarter ended June 30, 2000, the Gabelli ABC Fund's (the "Fund") total return was 2.28%. The Lipper U.S. Treasury Money Market Average had a total return of 1.33% over the same period. The Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund was up 7.36% over the trailing twelve-month period. The Lipper U.S. Treasury Money Market Average rose 4.84% over the same twelve-month period.

[Graphic omitted]
Pyramid text as follows:
EPS
PMV
Management
Cash Flow
Research

      For the five-year period ended June 30, 2000, the Fund's total return averaged 10.11% annually versus an average annual return of 4.79% for the Lipper U.S. Treasury Money Market Average. Since inception on May 14, 1993 through June 30, 2000, the Fund had a cumulative total return of 95.59%, which equates to an average annual total return of 9.86%.

COMMENTARY

"WHAT, ME WORRY?"

      The labor market remains tight and the threat of wage-driven inflation is quite real. Despite six Federal Reserve interest rate hikes over the last eighteen months, the economy is still growing at a pace that troubles the monetary authorities. This is also an election year. While the campaign has been a relatively quiet one, the rhetoric is sure to heat up as we approach November. Political posturing on economic issues, principally how to re-allocate the growing budget surplus, may rattle the financial markets. Finally, while there are large pockets of attractive fundamental values in the equity markets, the overall market, as measured by the S&P 500 Index, is still rather richly priced relative to historic norms.

      Of concern to us is the soaring trade deficit. Thus far, the world has been happy to finance this deficit by buying U.S. stocks and bonds. This has worked out well for all concerned. However, if we see inflation continue to trend higher and if the U.S. financial markets sputter, international investors may seek opportunities elsewhere. Reduced global demand for U.S. financial assets may have a greater impact on stocks and bonds than the aforementioned economic, political, and market issues. If international demand dries up, the favorable supply/demand dynamics the U.S. financial markets have enjoyed over the last decade may be disrupted. In addition, the Federal Reserve may have to pump up interest rates even further, and at the wrong time, to defend the dollar.

      That is the dark side. The bright side is that we are finally seeing evidence of economic deceleration. Housing starts and home sales are down substantially, and with the exception of oil, commodity prices have stabilized. The most recently released employment numbers were relatively benign and there are indications that consumer confidence has been dented. For the time being, the Federal Reserve has spared us an additional rate hike. We just may be returning to a "Goldilocks" economy--not too hot, not too cool, but just right--that will help propel stocks higher. We have labeled this rosy economic scenario "Soft Landing Part II". Ideally, we will see a much broader market advance in which companies in a wider range of industries participate.

A TUG OF WAR

      For brief periods during the second quarter, market activity looked like a tug-of-war between technology and value stocks. When the tech-heavy NASDAQ Composite was down, the value-oriented Dow Jones was up, and vice-versa. This raises the question of whether tech stocks must fall before stocks from value sectors may rise, and if so, what economic and market phenomena may cause such a reversal in fortune.

      Let's examine the economic hypothesis being used to glorify technology stocks and relegate value stocks to investment purgatory. The NASDAQ Composite and DJIA began to diverge at the end of the second quarter of 1999, when it became clear the Federal Reserve was determined to raise short-term interest rates until the economy slowed. Technology company earnings were thought to be largely immune to higher interest rates and a slower economy--an argument that had validity due to strong secular growth trends in many tech sectors. Earnings for economically sensitive companies would trend lower as the economy decelerated--also a reasonable assumption. Despite the Federal Reserve's best efforts, the economy continued to barrel along and we saw solid earnings gains across the industry group spectrum. Tech stocks were grandly rewarded for meeting or exceeding earnings estimates, but better than expected earnings for companies in other industries were largely ignored. At the close of this reporting period, the NASDAQ Composite had a trailing price/earnings ("P/E") multiple of 128.1, while the Dow Jones Industrials had a trailing P/E of 21.8.

     P/Es are a function of earnings growth rates and interest rates. A company growing earnings at 30% per year deserves a higher P/E than a company growing earnings at 10% annually. However, P/Es are also a reflection of investor sentiment. Presently, quality tech stocks are priced as if nothing can go wrong and quality companies in other industries are priced as if nothing can go right. This challenges economic reality.

      Wall Street analysts are paid to look forward, but their forecasts are generally strongly biased by the past. Over the last several years, leading technology companies' earnings have beaten consensus projections. Analysts have responded by raising the earnings bar, at least in part to justify soaring valuations. If the economy slows, technology spending may moderate as well, and tech companies' earnings may fall short of what we believe are overly optimistic forecasts. High valuations leave little room for even modest earnings disappointments. Just ask the folks at Qualcomm and Lucent Technologies.

      As for the rest of the market, if the economy is slowing, earnings for economically sensitive companies may have peaked, albeit a year later than many anticipated. Cyclical stocks have received little tribute for better than expected earnings. In fact, we believe that significantly lower earnings are already baked into valuations. So, any pleasant surprises should generate enthusiasm. Other industry groups such as food and drug stocks suffered more from investor indifference than any present or potential earnings dislocations. Media stocks, which stalled in 2000 after exceptionally strong performance in 1998-99, may recapture stock market interest as consolidation in the industry accelerates. In the last year we have seen AOL combine with Time Warner, Viacom acquire CBS, and the recently announced Vivendi/Canal Plus/Seagram merger. We think there are many more deals, big and small, on the horizon as content and distribution are linked to improve media companies' competitive positions on the world stage. Telecommunications stocks have also taken a well-deserved rest this year. However, the three forces driving the industry--technology, deregulation, and consolidation--remain firmly in place.

      We are investment realists. Technology is the pre-eminent growth industry in the world and over the long term discriminating tech investors should receive generous rewards. However, the current diet of nothing but super rich technology stocks is dangerous. The addition of some high protein, low calorie items from some other investment food groups will help promote healthier long-term results.

WHAT IS RISK ARBITRAGE?

      Simply stated, risk arbitrage is investing in a merger or acquisition target after the deal has been announced and pocketing the spread between the trading price of the target company following the announcement and the deal price upon closing. This spread is usually relatively narrow, offering a somewhat modest nominal total return. However, since deals generally close in much less than a year's time, this modest total return translates into a much more attractive annualized return.

MERGERS AND ACQUISITIONS

      The value of announced mergers and acquisitions in the first half of 2000 increased to $894 billion from $853 billion in the first half of 1999. Merger activity continues to surge as companies in industries such as banks, broadcasters, brokers, telecommunications, utilities, defense and health care combine in response to falling regulatory barriers and increased competition.

      A number of themes continued to surface in the first half of the year. Cross border mergers, minority buyouts, strategic acquisitions and hostile bids all highlighted a vibrant arbitrage environment. Arbitrage activity should remain dynamic during the coming months as strategic mergers and acquisitions continue to be announced in a variety of industries. We plan to capitalize on those opportunities that fit our investment philosophy.

INVESTMENT SCOREBOARD

      Once again, risk arbitrage investments in announced deals provided solid performance for the Fund. Our utility investments contributed respectable returns and helped stabilize the portfolio in the midst of a volatile stock market, while our U.S. Treasury security holdings, approximately 15% of portfolio assets at the close of the quarter, added slow but steady returns.

      Our losers list was dominated by cyclical companies such as Federal Mogul, WHX, and Carlyle Industries. Our limited telecommunications holdings, including Shenandoah Telecommunications and Telegroup, also performed poorly.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

BESTFOODS INC. (BFO - $69.25 - NYSE) agreed to a sweetened buyout offer from Unilever (UN - $42.98 - NYSE) of $73 per share in cash, or $24.3 billion including assumed debt. The merger will create the world's largest food company. The transaction is conditioned on the approvals of BFO and UN shareholders and regulatory approvals, including the European Union and United States antitrust clearance. The deal is not contingent upon financing. It is expected to close in the fourth quarter of 2000. In May, BFO rejected a $66 per share bid from the Dutch food giant. Subsequently, BFO opened merger talks with Campbell Soup Co., Diageo plc, and H. J. Heinz, putting pressure on UN to raise its bid. The acquisition adds such well-known brands to UN's portfolio as Entenmann's baked goods and Hellmann's mayonnaise. It will be accretive to UN's cash earnings per share in the first full year of operation, resulting in cost savings of about $750 million annually. The hostile-turned-friendly deal is Unilever's third notable food acquisition in past months, as it recently acquired SlimFast diet foods and Ben & Jerry's ice cream.

CENTRAL NEWSPAPERS INC. (ECP - $63.25 - NYSE) has agreed to be acquired by Gannett Co. (GCI - $58.98 - NYSE), publisher of USA Today, for $2.75 billion. It is the second largest newspaper deal in U.S. history. GCI will pay $2.6 billion in cash and assume $150 million in debt. Shareholders of each Class A share will receive $64 and shareholders of the Class B shares will receive $6.40. GCI has already commenced a tender offer that should expire in August. The Eugene C. Pulliam Trust, which owns approximately 78% of the voting power of ECP, has agreed to tender all of its stock to GCI in the offer. The trust's affirmative vote is sufficient to approve the merger. The deal is subject to regulatory approval in the U.S., however not that of the FCC. The terms value ECP at about 11.2 times 2000 expected EBITDA (Earnings Before Interest, Taxation, Depreciation and Amortization) and 9.5 times 2001 expected EBITDA, after synergies. The transaction should be accretive to Gannett's cash EPS for 2000 and in its first full year in 2001.

LG&E ENERGY CORP. (LGE - $23.875 - NYSE) will be purchased by the U.K.'s third-largest power generator, PowerGen plc (PWG.LN - $8.56 - London Stock Exchange), for about $5.4 billion in cash and assumed debt. Under the terms of the transaction, PWG will pay LGE shareholders $24.85 per share in cash. The acquisition is subject to many approvals, including the shareholders of each company, the U.S. Securities and Exchange Commission, the Federal Energy Regulatory Commission, the Kentucky Public Service Commission, and the Virginia State Corporation Commission. The combined company will have assets of nearly $12 billion and total revenues of $8.7 billion. The deal continues the trend of U.K. utilities buying their U.S. counterparts as the U.S. market opens for competition. It also ends PWG's two-year search for a U.S. partner, after it had held talks with Cinergy, Florida Progress, and Houston Industries.

MCWHORTER TECHNOLOGIES INC. (MWT - $19.5625 - NYSE), a maker of specialty chemicals, completed a merger with Eastman Chemical Co. (EMN - $47.75 - NYSE) on July 10 in which EMN bought MWT for $355 million in cash and debt. MWT makes specialty colorants and resins used in paints and fiberglass. EMN paid $19.70 per MWT share in a cash tender offer, a 42% premium to MWT's closing price on the day before the deal was announced. The tender was conditioned upon receipt of a minimum of 50.1% of shares being tendered and customary regulatory approvals. EMN has said that the deal will be accretive on a cash basis immediately and should turn accretive on an earnings basis during 2001.

PRIMARK CORP. (PMK - $37.25 - NYSE), a provider of financial data, agreed to be purchased by Canadian publishing giant The Thompson Corporation (TOC.TO - $34.21
- Toronto Stock Exchange) for $842 million in cash. TOC will also assume approximately $235 million in PMK debt. Under the merger agreement, PMK shareholders will receive $38 per share in cash, a 31% premium to PMK's closing price on the day before the merger announcement. The approval process should take a few months, with the merger closing in the second half of 2000. The agreement is subject to 51% or more of PMK shares being tendered and the expiration of certain regulatory approvals. The acquisition will give TOC control of the two leading compilers of financial forecasts as IBES International is added to its existing First Call/Thomson Financial unit. The purchase will also increase TOC's European revenue from $130 million to almost $400 million and overall revenue to $2 billion. PMK's international presence was one of the driving factors behind TOC's interest in the deal.

RELIASTAR FINANCIAL CORP. (RLR - $52.4375 - NYSE), the eighth largest publicly held life insurance company in the U.S., agreed to be purchased by Dutch ING Group NV (INTNC.NA - $67.63 - Amsterdam Stock Exchange) for $6.1 billion in cash. ING will pay $54 for each share of RLR and assume approximately $1 billion in debt. The offer price is a 75% premium to the price at which RLR traded prior to the announcement of a deal. The transaction will be financed internally and be immediately accretive to net profit per share for ING. The deal is subject to approval from regulatory authorities in the U.S. and other jurisdictions and the shareholders of RLR. The transaction will take place in the form of a cash merger and should be completed in September. Post merger, ING's overall market position in the U.S. will go from nineteenth to eighth in terms of total life and annuity premiums. Assets under management will almost double from $39 billion to $75 billion.

SHARED MEDICAL SYSTEMS CORP. (SMS - $72.9375 - NYSE) was sold to Siemens AG (SIE.GR - $150.45 - Frankfurt Stock Exchange), a German manufacturer of industrial and consumer products, for $2.1 billion in cash on July 5. SMS is an application service provider for the health care industry. SIE launched a cash tender offer at $73 per share. The deal received the approval of U.S. antitrust authorities and receipt of approval from the German antitrust authorities. Because there is a slight product overlap in Germany, the German approval delayed the close of the tender to early July. The overlap, however, is only a small portion of the firms' revenues. The acquisition is an effort on the part of SIE to bolster its presence in the health care IT market. That market is expected to grow ten percent annually going forward. In early March, SMS' competitor Eclipsys Corp. launched a hostile offer of $67 per share for SMS. That bid was dropped in late March when Eclipsys agreed to be purchased by Neoforma.com Inc.

UNITED WATER RESOURCES INC. (UWR - $33.50 - NYSE) will sell the two-thirds of the company that Suez Lyonnaise des Eaux SA (LY.FP - $175.29 - Paris Stock Exchange) does not already own to LY for $1.8 billion in cash and assumed debt. LY offered $35 per share in cash and will assume $800 million in debt and preferred stock of UWR, the No. 2 U.S. water company. In 1999, LY purchased Nalco Chemical, the largest U.S. maker of water-treatment chemicals. LY's acquisitions in the U.S. water market are part of its effort to keep pace with its French rival Vivendi, which purchased U.S. Filter, a U.S. water-treatment company, in April 1999. UWR provides water and sewer treatment services to 7.5 million people in 19 states. It had sales of $356.2 million last year. Upon completion of the UWR acquisition, LY will have worldwide water and wastewater revenues of more than $7.4 billion.

VASTAR RESOURCES INC. (VRI - $82.125 - NYSE), an 82%-owned subsidiary of Atlantic Richfield, has received an offer from BP Amoco (BPA - $56.625 - NYSE) for $71 per share. BPA purchased Atlantic Richfield on April 18 for $34 billion, and wants to buy the minority shares of VRI. VRI is an oil and natural gas exploration and production company. VRI has said that it will refer the matter to a special committee of independent directors and will provide further comment in due course. VRI is trading above the offer price from BPA, reflecting investor sentiment that BPA will have to increase its offer in order to finish the deal and buy the shares.

VERIO INC. (VRIO - $55.4844 - NASDAQ), a provider of Internet services to small and mid-sized businesses, agreed to a buyout from its largest shareholder, Nippon Telegraph & Telephone (9432.JP - $13,273.00 - Tokyo Stock Exchange), worth $5.5 billion. NTT will pay $60 per share in cash, a 67% premium to the price at which VRIO closed on the day prior to the announcement of the deal. In order to complete the merger, the firms need antitrust approval under the Hart Scott Rodino Act, and U.S. government approval under the Exxon-Florio Act. It is possible that the timeframe for the second approval could be extended as certain politicians in Congress have lobbied to require NTT to lower its local Japanese interconnection fees in return for approval of the deal. NTT, which already owns 11.4% of VRIO, is buying the Web hosting service-company to broaden its control over Internet services provided by the company. VRIO is the world's largest Web hosting firm, as ranked by number of domain names.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

      In the second quarter of 2000, extreme market volatility, particularly in the technology sector, reinforced the benefits of our conservatively managed portfolio for "safety first" investors. We strive to continue to produce respectable returns even in troubled markets, satisfying our mandate to shareholders.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's NASDAQ symbol is GABCX. Please call us during the business day for further information.

                                                     Sincerely,

                                                     /S/ SIGNATURE OMITTED

                                                     MARIO J. GABELLI, CFA
                                                     Portfolio Manager and
                                                     Chief Investment Officer

August 14, 2000

------------------------------------------------------------------
                      TOP TEN HOLDINGS
                        JUNE 30, 2000
                        -------------

Shared Medical Systems Corp.            Bestfoods Inc
Vastar Resources Inc.                   ReliaStar Financial Corp.
United Water Resources Inc.             Central Newspapers Inc.
McWhorter Technologies Inc.             Primark Corp.
Verio Inc.                              LG&E Energy Corp.
------------------------------------------------------------------

 NOTE: The views expressed in this report reflect those of the portfolio manager, only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI ABC FUND
PORTFOLIO OF INVESTMENTS -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                       MARKET
   SHARES                                            COST              VALUE
   ------                                            ----              ------
              COMMON STOCKS -- 87.4%
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.2%
     13,000   Federal-Mogul Corp. ...........    $   275,087        $   124,312
                                                 -----------        -----------
              AVIATION: PARTS AND SERVICES -- 0.6%
     25,000   Aviall Inc.+ ..................        371,793            123,437
     10,000   Fairchild Corp., Cl. A+ .......        131,565             48,750
      7,000   Hi-Shear Industries Inc. ......         10,215             17,937
     22,000   Kaman Corp., Cl. A ............        395,473            235,125
                                                 -----------        -----------
                                                     909,046            425,249
                                                 -----------        -----------
              BROADCASTING -- 0.3%
      4,000   Liberty Corp. .................        175,808            168,000
      2,000   Salem Communications
               Corp., Cl. A+ ................         27,602             18,562
                                                 -----------        -----------
                                                     203,410            186,562
                                                 -----------        -----------
              BUSINESS SERVICES -- 10.2%
     25,000   Cendant Corp.+ ................        504,579            350,000
      2,580   Fisher Scientific
               International Inc.+ ..........         24,892             63,855
     20,000   National Processing Inc.+ .....        174,891            250,000
     50,000   Primark Corp. .................      1,871,250          1,862,500
      2,580   ProcureNet Inc.+ ..............              0                387
     80,000   Verio Inc.+ ...................      4,677,989          4,438,750
                                                 -----------        -----------
                                                   7,253,601          6,965,492
                                                 -----------        -----------
              COMMUNICATIONS EQUIPMENT -- 0.1%
      5,000   Dynatech Corp.+ ...............         82,322             90,625
                                                 -----------        -----------
              COMPUTER SOFTWARE AND SERVICES -- 0.1%
      1,000   Global Sources Ltd.+ ..........         32,625             25,375
      1,000   Policy Management
               Systems Corp.+ ...............         10,675             15,375
                                                 -----------        -----------
                                                      43,300             40,750
                                                 -----------        -----------
              CONSUMER PRODUCTS -- 0.3%
     28,942   Syratech Corp.+ ...............        911,975            227,918
                                                 -----------        -----------
              DIVERSIFIED INDUSTRIAL -- 0.3%
      6,000   Ampco-Pittsburgh Corp. ........         69,606             66,750
     11,000   Katy Industries Inc. ..........        250,300            129,250
      4,000   WHX Corp.+ ....................         41,825             22,000
                                                 -----------        -----------
                                                     361,731            218,000
                                                 -----------        -----------
              ENERGY AND UTILITIES: ELECTRIC -- 1.6%
     45,000   El Paso Electric Co.+ .........        370,225            503,437
     10,000   Florida Progress Corp. ........        469,801            468,750
      5,000   St. Joseph Light & Power Co. ..        102,750            105,000
                                                 -----------        -----------
                                                     942,776          1,077,187
                                                 -----------        -----------
              ENERGY AND UTILITIES: INTEGRATED -- 3.4%
     75,000   LG&E Energy Corp. .............      1,737,187          1,790,625
     25,000   MCN Energy Group Inc. .........        599,532            534,375
                                                 -----------        -----------
                                                   2,336,719          2,325,000
                                                 -----------        -----------

                                                                       MARKET
   SHARES                                            COST              VALUE
   ------                                            ----              ------
              ENERGY AND UTILITIES: NATURAL GAS -- 17.3%
     22,000   AGL Resources Inc. ............    $   399,054        $   350,625
      3,500   Berkshire Energy Resources ....        122,679            130,812
     20,000   Columbia Energy Group .........      1,199,125          1,312,500
     12,000   Eastern Enterprises ...........        686,100            756,000
     12,000   EnergyNorth Inc. ..............        684,300            711,000
      7,000   Piedmont Natural
               Gas Co. Inc. .................        203,773            185,938
     42,000   Southwest Gas Corp. ...........      1,018,325            735,000
      7,000   Valley Resources Inc. .........        156,213            168,875
     90,000   Vastar Resources Inc. .........      7,319,936          7,391,250
                                                 -----------        -----------
                                                  11,789,505         11,742,000
                                                 -----------        -----------
              ENERGY AND UTILITIES: WATER -- 10.6%
     18,000   E'Town Corp. ..................      1,131,500          1,195,875
      6,500   SJW Corp. .....................        763,887            772,688
    150,000   United Water Resources Inc. ...      4,986,497          5,231,250
                                                 -----------        -----------
                                                   6,881,884          7,199,813
                                                 -----------        -----------
              ENTERTAINMENT -- 0.6%
      5,000   Fisher Companies Inc. .........        351,853            382,500
                                                 -----------        -----------
              EQUIPMENT AND SUPPLIES -- 0.3%
      9,174   Juno Lighting Inc. ............        142,359             55,044
     10,000   UCAR International Inc.+ ......        165,824            130,625
                                                 -----------        -----------
                                                     308,183            185,669
                                                 -----------        -----------
              FINANCIAL SERVICES -- 4.9%
      1,500   Allstate Corp. ................         39,638             33,375
     32,500   Argonaut Group Inc. ...........      1,074,671            556,563
      5,000   Leucadia National Corp. .......        174,181            114,063
        562   Markel Corp.+ .................         73,060             79,593
     10,000   Pioneer Group Inc.+ ...........        317,785            423,750
     40,000   ReliaStar Financial Corp. .....      2,052,625          2,097,500
                                                 -----------        -----------
                                                   3,731,960          3,304,844
                                                 -----------        -----------
              FOOD AND BEVERAGE -- 7.6%
     35,000   Advantica Restaurant
               Group Inc.+ ..................        326,901             33,906
     55,000   Bestfoods Inc. ................      3,817,629          3,808,750
     20,000   Nabisco Holdings Corp., Cl. A .      1,055,375          1,050,000
     20,000   Whitman Corp. .................        258,078            247,500
                                                 -----------        -----------
                                                   5,457,983          5,140,156
                                                 -----------        -----------
              HEALTH CARE -- 11.7%
      4,500   Life Technologies Inc. ........        167,906            229,500
    105,800   Shared Medical
               Systems Corp. ................      7,566,322          7,716,788
                                                 -----------        -----------
                                                   7,734,228          7,946,288
                                                 -----------        -----------
              HOME FURNISHINGS -- 0.2%
    320,000   Carlyle Industries Inc.+ ......        150,016            165,000
      8,000   O'Sullivan Industries
               Holdings Inc.+ ...............          4,750              4,000
                                                 -----------        -----------
                                                     154,766            169,000
                                                 -----------        -----------


                 See accompanying notes to financial statements.

THE GABELLI ABC FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                       MARKET
   SHARES                                            COST              VALUE
   ------                                            ----              ------
              HOTELS AND GAMING -- 0.0%
      2,500   Boca Resorts Inc., Cl. A+ .....    $    18,875        $    24,688
                                                 -----------        -----------
              METALS AND MINING -- 0.0%
     10,000   Royal Oak Mines Inc.+ .........         11,858                 50
                                                 -----------        -----------
              PUBLISHING -- 2.8%
     30,000   Central Newspapers Inc., Cl. A       1,900,875          1,897,500
                                                 -----------        -----------
              REAL ESTATE -- 3.7%
     65,000   Castle & Cooke Inc.+ ..........      1,206,969          1,255,313
     70,000   Catellus Development Corp.+ ...      1,175,673          1,050,000
     20,000   Griffin Land & Nurseries Inc.+         322,381            246,250
      3,169   HomeFed Corp.+ ................            567              2,218
                                                 -----------        -----------
                                                   2,705,590          2,553,781
                                                 -----------        -----------
              RETAIL -- 1.8%
    120,000   Bruno's Inc.+ .................         76,300                  0
     16,000   Hannaford Bros. Co. ...........      1,154,842          1,150,000
      8,000   Lillian Vernon Corp. ..........        132,815             84,000
                                                 -----------        -----------
                                                   1,363,957          1,234,000
                                                 -----------        -----------
              SPECIALTY CHEMICALS -- 7.9%
     20,000   Lilly Industries Inc., Cl. A ..        606,312            601,250
    246,500   McWhorter Technologies Inc.+ ..      4,828,170          4,791,344
                                                 -----------        -----------
                                                   5,434,482          5,392,594
                                                 -----------        -----------
              TELECOMMUNICATIONS -- 0.8%
     15,000   Citizens Communications Co. ...        152,183            258,750
      9,500   Shenandoah
               Telecommunications Co. .......        214,381            294,500
      3,000   Telegroup Inc.+ ...............             32                 30
                                                 -----------        -----------
                                                     366,596            553,280
                                                 -----------        -----------
              WIRELESS COMMUNICATIONS -- 0.1%
      1,000   American Tower Corp., Cl. A+ ..         15,415             41,688
                                                 -----------        -----------
              TOTAL COMMON STOCKS                 61,547,977         59,448,946
                                                 -----------        -----------

              PREFERRED STOCKS -- 0.8%
              DIVERSIFIED INDUSTRIAL -- 0.5%
     11,500   WHX Corp.,
               6.50% Cv. Pfd., Ser. A .......        535,712            248,688
      6,500   WHX Corp.,
               $3.75 Cv. Pfd., Ser. B .......        273,676            112,125
                                                 -----------        -----------
                                                     809,388            360,813
                                                 -----------        -----------
              TELECOMMUNICATIONS -- 0.3%
      3,000   Citizens Communications Co.,
               5.00% Cv. Pfd. ...............        147,020            202,125
                                                 -----------        -----------
              TOTAL PREFERRED STOCKS                 956,408            562,938
                                                 -----------        -----------


                                                                       MARKET
   SHARES                                            COST              VALUE
   ------                                            ----              ------
              CORPORATE BONDS -- 0.3%
              ENVIRONMENTAL SERVICES -- 0.0%
  $  34,000   Waste Management Inc., Sub. Deb. Cv.
               4.00%, 02/01/02 ..............    $    31,171        $    31,535
                                                 -----------        -----------
              HOTELS AND GAMING -- 0.1%
    100,000   Hilton Hotels Corp., Sub. Deb. Cv.
               5.00%, 05/15/06 ..............         77,018             79,000
                                                 -----------        -----------
              RETAIL -- 0.0%
    200,000   RDM Sports Group Inc., Cv.
               8.00%, 08/15/03 ..............         49,839             20,500
                                                 -----------        -----------
              TRANSPORTATION -- 0.2%
    850,000   Builders Transport Inc., Cv.
               6.50%, 05/01/11 ..............         76,540                  0
    140,000   WorldCorp. Inc.,
               Sub. Deb. Cv.
               Zero Coupon, 05/15/04 ........         30,699             84,000
                                                 -----------        -----------
                                                     107,239             84,000
                                                 -----------        -----------
              TOTAL CORPORATE BONDS                  265,267            215,035
                                                 -----------        -----------
   SHARES
  --------
              RIGHTS -- 0.0%
              FINANCIAL SERVICES -- 0.0%
        562   Markel Corp. Rights+ ..........          5,023              4,092
                                                 -----------        -----------
 PRINCIPAL
  AMOUNT
-----------
              U.S. GOVERNMENT OBLIGATIONS -- 15.4%
$10,582,000   U.S. Treasury Bills,
               5.44% to 5.82%++,
               due 07/06/00 to 09/14/00 .....     10,464,367         10,467,079
                                                 -----------        -----------
              TOTAL
               INVESTMENTS -- 103.9% ........    $73,239,042         70,698,090
                                                 ===========        ===========
              OTHER ASSETS AND
               LIABILITIES (NET) -- (3.9%) .................         (2,660,697)
                                                                    -----------
              NET ASSETS -- 100.0%
               (6,876,101 shares outstanding) ..............        $68,037,393
                                                                    ===========
------------------------
              For Federal tax purposes:
              Aggregate cost ...............................        $73,239,042
                                                                    ===========
              Gross unrealized appreciation ................         $1,741,392
              Gross unrealized depreciation ................         (4,282,344)
                                                                    -----------
              Net unrealized depreciation ..................        $(2,540,952)
                                                                    -----------
------------------------
    +   Non-income producing security.
    ++  Represents annualized yield at date of purchase.

                 See accompanying notes to financial statements.

                              THE GABELLI ABC FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost $73,239,042) ....................     $70,698,090
  Cash ........................................................           4,512
  Dividends and interest receivable ...........................         107,405
  Receivable for investments sold .............................           8,105
                                                                    -----------
  TOTAL ASSETS ................................................      70,818,112
                                                                    -----------
LIABILITIES:
  Payable for investments purchased ...........................       2,587,215
  Payable for investment advisory fees ........................          55,896
  Payable for distribution fees ...............................          13,974
  Other accrued expenses ......................................         123,634
                                                                    -----------
  TOTAL LIABILITIES ...........................................       2,780,719
                                                                    -----------
  NET ASSETS applicable to 6,876,101
    shares outstanding ........................................     $68,037,393
                                                                    ===========
NET ASSETS CONSIST OF:
  Capital stock, at par value .................................     $     6,876
  Additional paid-in capital ..................................      65,783,130
  Accumulated net investment income ...........................         390,239
  Accumulated net realized gain on investments ................       4,398,100
  Net unrealized depreciation on investments ..................      (2,540,952)
                                                                    -----------
  TOTAL NET ASSETS ............................................     $68,037,393
                                                                    ===========
  NET ASSET VALUE, offering and redemption
    price per share ($68,037,393 / 6,876,101
    shares outstanding; 1,000,000,000 shares
    authorized of $0.001 par value) ...........................           $9.89
                                                                          =====

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends ...................................................      $  383,124
  Interest ....................................................         569,654
                                                                     ----------
  TOTAL INVESTMENT INCOME .....................................         952,778
                                                                     ----------
EXPENSES:
  Investment advisory fees ....................................         330,359
  Distribution fees ...........................................          82,590
  Legal and audit fees ........................................          32,409
  Shareholder services fees ...................................          31,295
  Custodian fees ..............................................          26,252
  Registration fees ...........................................          22,368
  Shareholder communications expenses .........................          16,031
  Directors' fees .............................................           5,386
  Interest expense ............................................          12,252
  Miscellaneous expenses ......................................           3,597
                                                                     ----------
  TOTAL EXPENSES ..............................................         562,539
                                                                     ----------
  NET INVESTMENT INCOME .......................................         390,239
                                                                     ----------
NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
  Net realized gain on investments
    and futures contracts .....................................       4,410,101
  Net change in unrealized depreciation
    on investments ............................................      (1,533,140)
                                                                     ----------
  NET REALIZED AND UNREALIZED GAIN
    ON INVESTMENTS ............................................       2,876,961
                                                                     ----------
  NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS ...........................................      $3,267,200
                                                                     ==========

STATEMENT OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------------
                                                                 SIX MONTHS ENDED
                                                                   JUNE 30, 2000        YEAR ENDED
                                                                    (UNAUDITED)      DECEMBER 31, 1999
                                                               ------------------    -----------------
OPERATIONS:
  Net investment income .....................................     $    390,239         $    985,497
  Net realized gain on investments and futures contracts ....        4,410,101            5,778,370
  Net change in unrealized depreciation on investments ......       (1,533,140)            (903,185)
                                                                  ------------         ------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......        3,267,200            5,860,682
                                                                  ------------         ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income .....................................               --             (463,667)
  Net realized gain on investments ..........................               --           (2,734,053)
                                                                  ------------         ------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS .......................               --           (3,197,720)
                                                                  ------------         ------------
CAPITAL SHARE TRANSACTIONS:
  Net increase in net assets from capital share transactions        21,986,706              762,387
                                                                  ------------         ------------
  NET INCREASE IN NET ASSETS ................................       25,253,906            3,425,349
NET ASSETS:
  Beginning of period .......................................       42,783,487           39,358,138
                                                                  ------------         ------------
  End of period .............................................      $68,037,393          $42,783,487
                                                                   ===========          ===========


                 See accompanying notes to financial statements.

THE GABELLI ABC FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli ABC Fund (the "Fund"), a series of Gabelli Investor Funds, Inc. (the "Corporation"), was organized on October 30, 1992 as a Maryland corporation. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is to achieve total returns that are attractive to investors in various market conditions without excessive risk of capital loss. The Fund commenced investment operations on May 14, 1993.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day, except for open short positions, which are valued at the last asked price). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a maturity greater than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the

THE GABELLI ABC FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At June 30, 2000, there were no open futures contracts.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterization of distributions made by the Fund.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the six months ended June 30, 2000, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $82,590, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

THE GABELLI ABC FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the six months ended June 30, 2000, other than short term securities, aggregated $173,508,172 and $146,291,375, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the six months ended June 30, 2000, the Fund paid brokerage commissions of $200,454 to Gabelli & Company, Inc. and its affiliates.

7. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings outstanding at June 30, 2000.

The average daily amount of borrowings outstanding within the six months ended June 30, 2000 was $145,757, with a related weighted interest rate of 6.77%. The maximum amount borrowed at any time during the six months ended June 30, 2000 was $5,972,000.

8. CAPITAL STOCK TRANSACTIONS. Transactions in shares of capital stock were as follows:



                                                           SIX MONTHS ENDED                     YEAR ENDED
                                                             JUNE 30, 2000                   DECEMBER 31, 1999
                                                     ----------------------------      ---------------------------
                                                        SHARES          AMOUNT           SHARES           AMOUNT
                                                     ----------------------------      -----------     ------------
Shares sold ......................................    6,481,685      $ 61,679,967       8,133,675      $ 79,459,417
Shares issued upon reinvestment of dividends .....           --                --         331,243         3,087,197
Shares redeemed ..................................   (4,138,377)      (39,693,261)     (8,037,283)      (81,784,227)
                                                     -----------     ------------      ----------      ------------
    Net increase .................................    2,343,308      $ 21,986,706         427,635      $    762,387
                                                     ===========     ============      ==========      ============

THE GABELLI ABC FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:

                                          SIX MONTHS ENDED                   YEAR ENDED DECEMBER 31,
                                            JUNE 30, 2000   -----------------------------------------------------------
                                             (UNAUDITED)      1999         1998         1997        1996         1995
                                          ----------------  -------      -------      -------     -------      --------
OPERATING PERFORMANCE:
   Net asset value, beginning of period .   $    9.44       $  9.59      $ 10.23      $  9.84     $  9.71      $  9.57
                                            ---------       -------      -------      -------     -------      -------
   Net investment income ................        0.06          0.26         0.22         0.08        0.21         0.21
   Net realized and unrealized gain
     on investments .....................        0.39          0.59         0.90         1.17        0.54         0.86
                                            ---------       -------      -------      -------     -------      -------
   Total from investment operations .....        0.45          0.85         1.12         1.25        0.75         1.07
                                            ---------       -------      -------      -------     -------      -------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income ................          --         (0.14)       (0.22)       (0.08)      (0.21)       (0.21)
   In excess of net investment income ...          --            --        (0.00)(a)    (0.01)         --           --
   Net realized gain on investments .....          --         (0.86)       (1.54)       (0.77)      (0.41)       (0.72)
   In excess of net realized gain
     on investments .....................          --            --        (0.00)(a)       --          --           --
                                            ---------       -------      -------      -------     -------      -------
   Total distributions ..................          --         (1.00)       (1.76)       (0.86)      (0.62)       (0.93)
                                            ---------       -------      -------      -------     -------      -------
   NET ASSET VALUE, END OF PERIOD .......   $    9.89       $  9.44      $  9.59      $ 10.23     $  9.84      $  9.71
                                            =========       =======      =======      =======     =======      =======
   Total return+ ........................        4.8%          9.0%        11.1%        12.8%        7.8%        11.2%
                                            =========       =======      =======      =======     =======      =======
RATIOS TO AVERAGE NET ASSETS AND
   SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) .   $  68,037       $42,783      $39,358      $35,228     $26,801      $19,862
   Ratio of net investment income
     to average net assets ..............       1.18%(d)      1.37%        1.00%        0.87%       2.11%        1.83%
   Ratio of operating expenses
     to average net assets (b) (c) ......       1.70%(d)      1.47%        1.69%        2.26%       2.09%        2.10%
   Portfolio turnover rate ..............        291%          672%         299%         493%        343%         508%

--------------------------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) Amount represents less than $0.005 per share.
(b) The ratio of operating expenses to average net assets for the years ended December 31, 1998 and 1997 do not include a reduction of expenses for custodian fee credits. Including such credits, the ratios would have been 1.68% and 2.25%, respectively.
(c) The Fund incurred interest expense during the six months ended June 30, 2000. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.67%.
(d) Annualized.

                 See accompanying notes to financial statements.

                 THE GABELLI ABC FUND
                 One Corporate Center
               Rye, New York 10580-1434
                     1-800-GABELLI
                    [1-800-422-3554]
                  FAX: 1-914-921-5118
               E-MAIL: INFO@GABELLI.COM
                HTTP://WWW.GABELLI.COM
   (Net Asset Value may be obtained daily by calling
             1-800-GABELLI after 6:00 P.M.)

                BOARD OF DIRECTORS
Mario J. Gabelli, CFA           Karl Otto Pohl
CHAIRMAN AND CHIEF              FORMER PRESIDENT
INVESTMENT OFFICER              DEUTSCHE BUNDESBANK
GABELLI ASSET MANAGEMENT INC.

Anthony J. Colavita             Werner J. Roeder, MD
ATTORNEY-AT-LAW                 MEDICAL DIRECTOR
ANTHONY J. COLAVITA, P.C.       LAWRENCE HOSPITAL

Vincent D. Enright
FORMER SENIOR VICE PRESIDENT
AND CHIEF FINANCIAL OFFICER
KEYSPAN ENERGY CORP.

                     OFFICERS
Mario J. Gabelli, CFA         Bruce N. Alpert
PRESIDENT AND CHIEF           VICE PRESIDENT
INVESTMENT OFFICER            AND TREASURER

James E. McKee
SECRETARY

                    DISTRIBUTOR
              Gabelli & Company, Inc.

   CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
        State Street Bank and Trust Company

                   LEGAL COUNSEL
     Skadden, Arps, Slate, Meagher & Flom LLP


--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli ABC Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB408Q200SR


                                             [Photo of Mario J. Gabelli omitted]

                                   THE
                                   GABELLI
                                   ABC
                                   [Graphic of ABC blocks omitted]
                                   FUND




                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2000